Exhibit 10.7

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with the Securities and Exchange Commission.

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Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

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Amendment No. 2
(hereinafter the “Amendment No. 2”)

to the Consolidated Supply Agreement
effective 31 July 2013,
(hereinafter the “AGREEMENT”)

between

Horizon Pharma Ireland Limited

Connaught House

1 Burlington Road, Dublin 4

Ireland

(formerly known as Vidara Therapeutics Research Limited, hereinafter called “VIDARA” or “HORIZON”)

and

Boehringer Ingelheim Biopharmaceuticals GmbH

Binger Straße 173,

55216 Ingelheim am Rhein

Germany

(hereinafter called “BI”)

-      each party also hereinafter referred to as “Party” or jointly as “Parties”      -

Except as otherwise indicated, defined terms in this Amendment No. 2 have the same meaning as in the AGREEMENT.

This Amendment No. 2 to the AGREEMENT shall be effective as of 1 June 2015 (“Effective Date of Amendment No. 2”).

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I.Preamble

Whereas, the AGREEMENT, effective as of 31 July 2013 was concluded between VIDARA and Boehringer Ingelheim RCV GmbH & Co. KG (“BI RCV”), an AFFILIATE of BI, having its registered office at Dr. Boehringer Gasse 5-11, 1121, Vienna, Austria;

Whereas, the AGREEMENT has been assigned from BI RCV to its AFFILIATE BI, effective as of 1 January 2014, via an assignment letter acknowledged by VIDARA on 13 December 2013. All references to BI in the AGREEMENT shall refer to BI RCV until 1 January 2014;

Whereas, the AGREEMENT was amended (“Amendment No. 1”) effective as of 5 September 2014. Amendment No. 1 covered the manufacturing of a single batch of bulk biological substance (2014 BBS Batch as defined below) to secure HORIZON’s commercial supply of PRODUCT and for use in certain specified development activities;

Whereas, on 5 November 2014, VIDARA provided BI with written notice that Vidara Therapeutics Research Limited was renamed Horizon Pharma Ireland Limited;

Whereas, the Parties wish for Amendment No. 2 to replace and supersede Amendment No. 1 and thus for the 2014 BBS Batch (as defined below in Section 2.1), originally covered by Amendment No. 1, to be regulated by Amendment No. 2 as of the Effective Date of Amendment No. 2.

Whereas, the 2014 BBS Batch shall secure HORIZON’s commercial supply of PRODUCT in […***…], and support the ongoing validation of the MANUFACTURING PROCESS (Exhibit 1a) as per the FDA approved comparability protocol for the use of […***…] and, as may be required, may be used for certain clinical and development activities to be agreed on between the Parties;

Whereas, BI has manufactured a BBS batch in 2016 in order to secure HORIZON’s commercial supply of PRODUCT in […***…] under the AGREEMENT (“1st 2016 BBS Batch”);

Whereas, HORIZON wishes for and BI has agreed to manufacture a further BBS batch (2nd 2016 BBS Batch as defined below in Section 2.2) to secure HORIZON’s commercial supply of PRODUCT in […***…];

Whereas, HORIZON and BI have agreed to harmonise the current MANUFACTURING PROCESS (Exhibit 1a, 1b) for BBS manufacture in order to implement changes of certain materials no longer supplied by vendors as agreed between the Parties and to optimise yield and incorporate other desired process changes and apply such process to both the PRODUCT and the BI PRODUCT (Imukin®) and subsequently re-validate the HARMONISED MANUFACTURING PROCESS (as defined in Section 3.1 below);

Whereas, Boehringer Ingelheim International GmbH (“BII”), an Affiliate of BI and HORIZON entered into the asset purchase agreement effective as of 18 May 2016, under which HORIZON shall acquire all right, title and interest from BII to the BI PRODUCT (Imukin®) as and from 31 December 2016.

Whereas, the Parties acknowledge and agree that these Whereas-Clauses are legally binding.

Therefore, the Parties agree as follows:

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II.Amendment

1.Definitions

1.1A new Section 1.46 shall be added to the AGREEMENT:

“1.46 EXCESS MATERIAL shall mean any excess BBS material (drug substance) from BBS batches manufactured by BI for the supply of PRODUCT (and BI PRODUCT as the case may be) to HORIZON to be determined by BI after HORIZON’s annual commercial purchase obligations for each commercial year under the AGREEMENT have been met.”

2.Market Supply Security: […***…]

(BBS Batches Manufactured According To the Current Manufacturing Process)

2.1. 2014 BBS Batch

In Amendment No. 1, the Parties agreed on BI’s manufacture of a single BBS batch according to the current MANUFACTURING PROCESS. The Parties hereby agree that the following regulation shall supersede Amendment No. 1 in its entirety as of the Effective Date of Amendment No. 2:

The Parties agree that the single BBS batch (Batch […***…]; hereinafter referred to as “2014 BBS Batch”) manufactured by BI under Amendment No.1 according to the current MANUFACTURING PROCESS shall first and foremost be used for fulfilling HORIZON’s commercial requirements of PRODUCT in the TERRITORY, in accordance with Sections 3.2 and 3.3 of the AGREEMENT, for the commercial years […***…]. HORIZON shall pay to BI for the ordered vials (vial price) in accordance with Section 4 of the AGREEMENT.

BI agrees to store the 2014 BBS Batch at its or its AFFILIATES’ facilities and maintain it for its intended purposes as set out herein for the duration of BBS shelf life […***…] and in accordance with cGMP and BI’s internal SOPs for the storage of biopharmaceutical products.

[…***…] with regards to the 2014 BBS Batch, it is hereby agreed that EXCESS MATERIAL from said 2014 BBS Batch shall be provided to HORIZON […***…] solely for HORIZON’s development purposes, reflecting the prior understandings and agreement of the Parties, and that HORIZON shall not use such EXCESS MATERIAL from the 2014 BBS Batch for commercial purposes without BI’s agreement.

HORIZON acknowledges and agrees that it is BI’s sole responsibility to manufacture the 2014 BBS Batch according to the BULK SPECIFICATIONS. Accordingly, the 2014 BBS Batch may fall below the […***…], and HORIZON may not reject the 2014 BBS Batch meeting the BULK SPECIFICATIONS but not said […***…].

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2.2. 2016 BBS Batches

In order to secure the commercial supply of PRODUCT to HORIZON in […***…] and, depending on the yield of the 2016 BBS Batches (as defined below), in […***…], BI has manufactured one (1) BBS batch in 2016 from one (1) fermentation run (“1st 2016 BBS Batch”) according to the current MANUFACTURING PROCESS and the Parties now agree that in order to secure the commercial supply of PRODUCT in […***…] arising from increased commercial demand and/or delay in the completion and regulatory approval of the HARMONISED MANUFACTURING PROCESS, BI shall manufacture a second BBS batch in 2016 from this fermentation run (“2nd 2016 BBS Batch”) (1st and 2nd 2016 BBS Batch are hereinafter referred to collectively as “2016 BBS Batches”) in accordance with the current MANUFACTURING PROCESS and as outlined in Exhibit 1a.

The Parties agree that the 2016 BBS Batches shall first and foremost be used for fulfilling HORIZON’s commercial requirements of PRODUCT in the TERRITORY, in accordance with Sections 3.2 and 3.3 of the AGREEMENT, for the commercial years […***…]. HORIZON shall pay BI for the ordered PRODUCT (vial price) in accordance with Section 4 of the AGREEMENT. In the event that the 2nd 2016 BBS Batch is not required for manufacture of commercial PRODUCT, HORIZON shall purchase […***…] of BBS from this batch as EXCESS MATERIAL as described herein.

HORIZON acknowledges and agrees that it is BI’s sole responsibility to manufacture the 2016 BBS Batches according to the BULK SPECIFICATIONS. Accordingly, the 2016 BBS Batches may fall below the […***…], and HORIZON may not reject the 2016 BBS Batches meeting the BULK SPECIFICATIONS but not said […***…].

2.3.The Parties agree that only in the unlikely event that the 2014 BBS Batch and the 2016 BBS Batches should not suffice to fulfil the requirements for the commercial years as set forth above, BI shall supply and HORIZON shall purchase PRODUCT from the HARMONISED MANUFACTURING PROCESS (as defined below under Section 3.1 herein) to fulfil said commercial requirements subject to successful regulatory approval. Further, the Parties agree that BI will supply PRODUCT using BBS from said 2014 BBS Batch and the 2016 BBS Batches from the earliest manufacturing date, i.e. first-in first-out.

2.4.The Parties agree that non-GMP material from […***…] shall be used for work packages outlined in Exhibit 2, or development purposes or supplied to HORIZON […***…].

2.5. 2016 BBS Batches EXCESS MATERIAL

2.5.1.  In the event of EXCESS MATERIAL from successful manufacturing of the 2016 BBS Batches BI agrees to supply any EXCESS MATERIAL from the 2016 BBS Batches, which is not required to fulfil the requirements for the commercial years set forth under 2.2. above, to HORIZON in accordance with Section 3.8 of the AGREEMENT (as added to the AGREEMENT under Section 4.1 of this Amendment No. 2). As consideration for such EXCESS MATERIAL HORIZON shall pay BI as set forth in Exhibit 2 hereto. EXCESS MATERIAL from the 2016 BBS Batches shall be used for development and clinical activities, including but not limited to new PRODUCT applications.

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3.Harmonisation of the Current Manufacturing Process

3.1

The Parties agree that BI shall provide certain services, as set forth in Exhibit 4 of this Amendment No. 2, for harmonising the MANUFACTURING PROCESS, and subsequently re-validating, for both BI PRODUCT (Imukin®) and PRODUCT (Actimmune®), cf. Exhibit 1a and 1b hereto into one (1) manufacturing process, cf. Exhibit 1c hereto. Upon successful establishment and registration of the harmonised manufacturing process, (cf. Exhibit 1c), hereinafter referred to as the “HARMONISED MANUFACTURING PROCESS”, the HARMONISED MANUFACTURING PROCESS shall replace the current MANUFACTURING PROCESS. Consequently, Exhibit 1c of this Amendment No. 2 shall replace Exhibit 5 of the AGREEMENT.

3.2

Notwithstanding the foregoing Section 3.1, HORIZON acknowledges that these services are experimental in nature and that no favourable or useful results can be assured by BI. In the event that BI does not succeed in harmonising the MANUFACTURING PROCESS, the Parties shall via the STEERING COMMITTEE and in good faith agree on a path forward.

3.3

The Parties agree that all BBS and PRODUCT manufactured during the harmonisation process activities, as set forth in Exhibit 4 hereto, shall be paid for or have already been paid, as applicable (cf. billing plan in Exhibit 6 hereto), under the terms of Exhibit 4 and thereafter be the property of HORIZON and shall first and foremost be used for the successful implementation and validation of the HARMONISED MANUFACTURING PROCESS, including but not limited to the scope outlined in Exhibit 4 hereto and future scope changes, if any.

3.4

The Parties agree that subject to the requirements of Section 3.3. above, the BBS and PRODUCT manufactured from the process and performance qualification (“PPQ”) activities specified in Exhibit 4 hereto shall, provided the HARMONISED MANUFACTURING PROCESS has been approved by the regulatory authorities, be used to provide HORIZON’s commercial requirements of PRODUCT in the TERRITORY, in accordance with Sections 3.2 and 3.3 of the AGREEMENT, for the commercial years […***…], and the Parties acknowledge that such PRODUCT from PPQ fill and finish batches will be paid for as per the billing plan of Exhibit 6 and supplied […***…] to HORIZON as set forth under Task 3.8 in Exhibit 4. BI shall perform additional fill and finish runs using BBS manufactured under Exhibit 4 and HORIZON shall pay for the fill and finish services only, such price to be agreed upon in good faith by the Parties. For the avoidance of doubt, such fill and finish services as set forth in this Section 3.4 shall only apply in the event described herein. Further, for the sake of clarity, BI’s routine manufacture due to compliance requirements, i.e. every other year, shall remain unaffected.

3.4.1

Depending on (i) BI’s compliance requirements for the routine manufacture of BBS, (ii) the expiry date of the remaining BBS from the PPQ batches as set forth in Task 2.3 in Exhibit 4 and (iii) HORIZON’s PRODUCT requirements, the Parties shall agree on the manufacture by BI of additional PRODUCT, and price therefor, using such remaining BBS from the PPQ batches for HORIZON’s commercial, clinical or development requirements.

3.4.2

All remaining BBS from the PPQ batches which is not used as provided for above shall be supplied to HORIZON […***…] and may be used for development and clinical activities, including but not limited to new PRODUCT applications.

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3.5

As consideration for the harmonisation services outlined in Exhibit 4 hereto HORIZON shall pay to BI the amount as set forth in Exhibit 4 in accordance with the relevant terms and conditions of Section 4 of the AGREEMENT. In the event that HORIZON does not complete the purchase of the BI PRODUCT as provided under the aforementioned asset purchase agreement of 18 May 2016, HORIZON shall only be liable to pay […***…] of the amount set forth in Exhibit 4.

4.New Sections Added To The Agreement

4.1.Supply of Excess Material

A new Section 3.8 shall be added to the AGREEMENT:

“In the event of any EXCESS MATERIAL, the Parties may under a written and mutually executed change order agree for BI to supply such EXCESS MATERIAL to HORIZON for the purpose set out in the change order of certain, and in the change order agreed to, development and clinical activities, including but not limited to new PRODUCT applications.

Any such EXCESS MATERIAL shall, in accordance with Section 9.3.1, be shipped […***…] by BI to HORIZON. As consideration for EXCESS MATERIAL HORIZON shall pay BI as set forth in Exhibit 2 of Amendment No. 2, unless otherwise agreed between the Parties in writing. Only the relevant terms and conditions of this AGREEMENT shall apply to such supply of EXCESS MATERIAL. HORIZON will not use EXCESS MATERIAL for any other purposes other than those specifically agreed to by the Parties in the relevant change order. Further, HORIZON will in no event use any expired (non-GMP) EXCESS MATERIAL in humans.”

4.2.Representations and Warranties

4.2.1.	Section 9.3 shall be deleted in its entirety and replaced with the following:

“9.3 Except as expressly provided for herein, BI makes no further warranties of the merchantability or fitness of the PRODUCT or any warranties of any other nature, express or implied.

Notwithstanding the foregoing and except for Section 9.2.1, BI’s warranties, as set forth in Section 9.2 above, shall:

9.3.1 not apply in the event of EXCESS MATERIAL supplied under the AGREEMENT (including amendments).

4.2.2.	A new Section 9.4 shall be added to the AGREEMENT:

“9.5 HORIZON represents and warrants that any EXCESS MATERIAL supplied under the AGREEMENT (including any amendments) will solely be used for the purposes mutually agreed to by the Parties in writing in each change order. Further, HORIZON represents and warrants that it will in no event use any expired EXCESS MATERIAL in humans.”

5.	The Parties agree that the following topics will be discussed in good faith and if agreed hereon, including but not limited to use, pricing etc., shall be incorporated under a global supply

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agreement, which the Parties intend to finalize by […***…]:
(i)	one (1) additional fermentation engineering run; and
(ii)	one (1) additional GMP batch manufactured subsequent to the PPQ campaign, as set forth in Exhibit 4; and
(iii)	extended facility time during the PPQ campaign, as set forth in Exhibit 4 due to prolonged hold-times; and
(iv)	the price to be charged by BI for the manufacture of PRODUCT (fill and finish price) using the BBS from PPQ batches as envisaged in 3.4 and 3.5 herein; and
(v)	HARMONISED MANUFACTURING PROCESS small scale characterisation studies.
6.	Other than as set forth herein, the AGREEMENT remains unchanged and in full force and effect.

SIGNATURES

Boehringer Ingelheim Biopharmaceuticals GmbH

ppa. /s/ Alois Konrad Alois Konrad Vice President, Business & Contracts	ppa. /s/ Dr. Andreas Felder Dr. Andreas Felder Head, Corp. Division Biopharmaceuticals

Horizon Pharma Ireland Limited

/s/ David Kelly David Kelly Executive Vice President

Appendices

Exhibit 1 a, b and c: Manufacturing Processes for Imukin, Actimmune and the HARMONISED
MANUFACTURING PROCESS

Exhibit 2: INTERFERON GAMMA I b BBS Price

Exhibit 3: Additional Scope of Services (Change Order #3, Change Order #10b, Change Order #11, Change Order #21)

Exhibit 4: Additional Scope of Services for Process Harmonisation (Change Order #12, Change Order #17, Change Order #20, Change Order #25, optional Change Order #26)

Exhibit 5: Timeline estimate

Exhibit 6: Billing Schedule for Additional Services

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Exhibit 1A, 1B AND 1C: MANUFACTURING PROCESSES FOR IMUKIN, ACTIMMUNE AND THE HARMONISED MANUFACTURING PROCESS

[…***…]

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Exhibit 1 a: MANUFACTURING PROCESS FOR ACTIMMUNE:

[…***…]

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Exhibit 1 b: MANUFACTURING PROCESS FOR IMUKIN:

[…***…]

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Exhibit 1 c: HARMONISED MANUFACTURING PROCESS FOR ACTIMMUNE AND IMUKIN PRODUCT AFTER SUCCESSFUL RE-VALIDATION:

[…***…]

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Exhibit 2: INTERFERON GAMMA 1 b BBS Price

[…***…]

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Exhibit 3: ADDITIONAL SCOPE OF SERVICES (Change Orders (CO))

[…***…]

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Exhibit 4: ADDITIONAL SCOPE OF SERVICES FOR PROCESS HARMONISATION

[…***…]

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Exhibit 5: TIMELINE ESTIMATE

[…***…]

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Exhibit 6:  BILLING SCHEDULE FOR ADDITIONAL SERVICES

[…***…]

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